Exhibit 10.17

 ----------------------------------
|Fr: xxxxxxxxxxxxxxxxxxxxxxxx      |                           November 19, 2007
|To: xxxxxxxxxx/Spirit Explorations|                                Confidential
 ----------------------------------                              Total Two Pages
                               ------------------
                              |   Term Sheet 1   |
                              |Asset Backed Notes|
                               ------------------

                                  Spirit Exploration
  1  Issuer                       Inc.                 US OTC- Pink Sh

                                  Asset Backed
  2  Type of Issue                Notes                Regulation S

  3  Amount of Issue              US $20,000,000-      Gross Proceeds

                                                       Face Value
  4  No. of Notes Issued          20,000               $1,000- per note

                                                       Calculated on 360-
  5  Coupon                       15% p.a.             day basis

                                                       Paid via
                                                       Supervising
  6  Coupon Payable               Semi-Annually        Trustee item 14

                                                       No extension
  7  Term of Notes                5 years              provisions apply

  8  Issue Date                   December 05 2007     Target Date

  9  Maturity Date                December 04 2012     Also Redemption Date

                                                       Mining
                                  Muluncay Project,    Enhancement
 10  Use of Proceeds (Primary)    Ecuador              Provided

                                  Muluncay Project,
 11  Security                     Ecuador              Via Trust Deed

                                  5% of Net
                                  Proceeds for         Offset Coupon and
 12  Sinking Fund Provision       Mining               Provision

 13  Trustee/Counsel              Cutler Law Group     Augusta, GA, USA

                                                       Or As Per Cutler
 14  Supervising Trustee          Cutler Law Group     Appointment

 15  Transfer Agent               Cutler Law Group     For Notes

                                  5% Flat of           Item 3 above,
 16  Underwriting Fees            Gross Proceeds       payable at closing

                                  xxxxxxxxxxxxxx       Sub-underwriter
 17  Lead Underwriters            xxxxxxxxxxxxxxxxxx   List to be Provided

                                                       Management fee
                                  xxxxxxxxxxxxxx       inclusive in
 18  Managers                     xxxxxxxxxxxxxxxxxx   Item 16

                                  Over-the-
 19  Listing                      Counter Only         Non-US Markets

                                                       Electronic
 20  Post-closing pricing agent   xxxxxxxxxxxxxxxxx    Networks

                                  As per               non-US persons
 21  Transfer Restrictions        Regulation S         only (12 months)

                                  List to be           As per usual
                                  provided by          disclosure
 22  Disclosure Documents         Issuer               guidelines

                                                       Determined by
 23  Implied Rating               AAA- (S&P)           Managers

                               ------------------
                              |   Term Sheet 2   |
                              |  Common Shares   |
                               ------------------

                              Spirit Explorations,
  1  Issuer                   Inc.                  US OTC- Pink Sh

  2  Type of Issue            Common Shares         Regulation S

  3  No of Shares Issued      500,000               Ref. item 4

                              30-day Trading        Per daily closing data,
  4  Issue Price per Share    weighted average      Date of Issue

  5  Date of Issue            December 08 2007      Target

                                                    Also see item 10 of
  6  Use of Proceeds          Provided              Term Sheet-1

  7  Trustee/Counsel          Cutler Law Group      Augusta, GA, USA

  8  Receiging & Payin Agent  Cutler Law Group      For Proceeds

                                                    Portland, Oregon,
  9  Transfer Agent           Transfer Online       USA

                                                                 12 months,
 10  Transfer Restrictions    Regulation S          non-US Persons

                                                    Payable from
 11  Underwriting Fees        17.5% Flat            proceeds, at closing

                              xxxxxxxxxxxxxx        Sub-Underwriter list
 12  Lead Underwriters        xxxxxxxx              to be provided

                              xxxxxxxxxxxxxx
                              xxxxxxxxxxxxxxx       Management fee
 13  Managers                 xxxxxxxx              inclusive in Item 11

                              List to be provided   As per usual
 14  Disclosure Documents     by Issuer             disclosure guidelines

                              Prepared by
 15  Offering Circular        Managers              Short Form

                              Registration
                              Document- 4
 16  Underlying Condition     months                Re. Cutler Law Group

 17  Put Options              Not Applicable        NA


 |                                         ************************
 |Risk Buyers                              ************************
--------------------                       ************************
 |Investment Assurance                     ***********QP***********
 |                                         ************************
 |                                         ************************
                                           ************************


 --------------------------------
|Approved./Code 7709/sp/eq/191107| Total 2 pages
 --------------------------------